VDR Update Exhibit 99.2

Forward-Looking Statements & Disclaimers This presentation of Veritone, Inc. (the “Company”) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties. Without limiting the generality of the foregoing, words such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “continue,” “can,” “may,” “confident”, “outlook”, “plans,” “potential,” “projects,” “seeks,” “should,” “will,” “would,” or similar expressions and the negatives of those expressions may identify forward-looking statements, although not all forward-looking statements contain these identifying words. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. The forward-looking statements contained in this presentation reflect our current views with respect to future events, our expected revenue opportunity from our Veritone Data Refinery (VDR) offering, our expectations regarding the training data market opportunity, our targeted CAGR from 2024 to 2027, and our business outlook. Forward-looking statements represent our management’s beliefs and assumptions only as of the date of this presentation. We have included important factors in the cautionary statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and other periodic reports that we have filed and may in the future file with the Securities and Exchange Commission (the “SEC”), particularly in the Risk Factors sections, that we believe could cause actual results or events to differ materially from the forward-looking statements that we make. Those factors include, but are not limited to: our ability to continue as a going concern, including our ability to service our debt obligations as they come due over the next twelve months and beyond; our ability to expand our aiWARE SaaS business; declines or limited growth in the market for AI-based software applications and concerns over the use of AI that may hinder the adoption of AI technologies; our requirements for additional capital and liquidity to support our operations, our business growth, our ability to service our debt obligations and refinance maturing debt obligations, and the availability of such capital on acceptable terms, if at all; our reliance upon a limited number of key customers for a significant portion of our revenue, including declines in key customers’ usage of our products and other offerings; our ability to realize the intended benefits of our acquisitions, sales, divestitures, and other existing or planned cost-saving measures, including the sale of our full-service advertising agency, Veritone One; our identification of existing material weaknesses in our internal control over financial reporting and plans for remediation; fluctuations in our results over time; the impact of seasonality on our business; our ability to manage our growth, including through acquisitions and expansion into international markets; our ability to enhance our existing products and introduce new products that achieve market acceptance and keep pace with technological developments; actions by our competitors, partners and others that may block us from using third party technologies in our aiWARE platform, offering it for free to the public or making it cost prohibitive to continue to incorporate such technologies into our platform; interruptions, performance problems or security issues with our technology and infrastructure, or that of third parties with whom we work; the impact of the continuing economic disruption caused by macroeconomic and geopolitical factors, including the Russia-Ukraine conflict, the Israel-Hamas war and conflict in the surrounding regions, financial instability, inflation and the responses by central banking authorities to control inflation, monetary supply shifts, high interest rates, the imposition of tariffs and other global trade disputes, and the threat of recession in the United States and around the world on our business operations and those of our existing and potential customers. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by us or any other person that our objectives or plans will be achieved. The forward-looking statements contained herein reflect our beliefs, estimates and predictions as of the date hereof, and we undertake no obligation to revise or update the forward-looking statements contained herein to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events for any reason, except as required by law. This presentation also contains information using industry publications that generally state that the information contained therein has been obtained from sources believed to be reliable, but such information may not be accurate or complete. While we are not aware of any misstatements regarding the information from these industry publications, we have not independently verified any of the data from third-party sources nor have we ascertained the underlying economic assumptions relied on therein.

Veritone Data Refinery

# Transform data. Power Intelligence.

**Meet Veritone Data Refinery (VDR).**

Designed to help enterprises transform vast amounts of unstructured data into high-quality, AI-ready assets.

Through aiWARE's advanced capabilities, VDR transforms disparate data silos into a centralized and secure repository for video, audio and text data. From this repository, enterprises can:

+ Extract immediate value and ROI out of Veritone's 20+ award-winning applications, serving both Public and Commercial sectors;
+ Identify custom AI solution and development needs, including training and fine-tuning AI cognitive and large language models; or
+ Explore monetization opportunities through third-party data licensing.


Operational & Business Apps
Models
Veritone Enterprise Applications
Veritone Knowledge Graphs
SLiM
LLM
Model Training
Deployement, Delivery, Management
Refinery
Transformation
aiWARE
Processing Ingestion
Data sources

Copyright © 2025 Veritone, Inc. All rights reserved.

3

Veritone Data Refinery

# Premium training data is essential.

As AI models' data needs advance from Text, to Images, to Audio & Video, Veritone is uniquely and strategically positioned to capitalize on this audio and video market demand.

**TEXT**

500B-1T Tokens

News Corp

REUTERS

**IMAGE**

1B+ Images

gettyimages

400M Images

shutterstock

200M Images

**VIDEO**

10M+ Premium Hours

veritone

+ many startups competing to become aggregators

**Veritone aiWARE***

**862**
Unique AI Models Used

**10.69**
Petabytes Processed

**58.43M**
Hours of Media Processed

*in 2024 alone

Copyright © 2025 Veritone, Inc. All rights reserved.

4

Veritone Data Refinery

# Significant revenue opportunities.

Veritone's targeted CAGR of 345% from 2024 to 2027 to address the large and growing training data market.

## $17B Training Data Market[1]


Global Training Data Market (b)
Data Spend (Billions)
$200.00
$150.00
$100.00
$50.00
$0.00
$2.39
$17.04
2023
2032

## Direct Veritone Revenue Opportunity[2]


$60M
$30M
$5-10M+
$2.8M booked³
2025
2026
2027

[1]Sources: Fortune Business Insights, Stanford AI Index Report
[2]Based on management's expectations
[3]Represents the total fees payable during the full contract term for new contracts received in the quarter (including fees payable during any cancellable portion and an estimate of license fees that may fluctuate over the term), excluding any variable fees under the contract (e.g., fees for cognitive processing, storage, professional services and other variable services).

Copyright © 2025 Veritone, Inc. All rights reserved.

5

The depth, breadth and experience to win. For over ten years, Veritone has successfully transformed unstructured data, including licensing, monetization and management of IP rights, for over 3,200 customers in the commercial and public sectors. Veritone Data Refinery Logos represent existing Veritone customers, some of which are already VDR customers.

Thank you